Exhibit (o)(2)

                                   SCHEDULE A

                              AMENDED AND RESTATED
                    MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS


                            Eaton Vance Growth Trust
                            ------------------------

Atlanta Capital Intermediate Bond Fund                         Eaton Vance Growth Fund
Atlanta Capital Large-Cap Growth Fund                          Eaton Vance Information Age Fund
Atlanta Capital Small-Cap Fund                                 Eaton Vance Large-Cap Growth Fund
Eaton Vance Asian Small Companies Fund                         Eaton Vance Small-Cap Growth Fund
Eaton Vance Greater China Growth Fund                          Eaton Vance Worldwide Health Sciences Fund

                          Eaton Vance Investment Trust
                          ----------------------------

Eaton Vance California Limited Maturity Municipals Fund                   Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance Florida Limited Maturity Municipals Fund                      Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund                Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance National Limited Maturity Municipals Fund                     Eaton Vance Pennsylvania Limited Maturity Municipals Fund


                          Eaton Vance Municipals Trust
                          ----------------------------

Eaton Vance Alabama Municipals Fund                          Eaton Vance Mississippi Municipals Fund
Eaton Vance Arizona Municipals Fund                          Eaton Vance Missouri Municipals Fund
Eaton Vance Arkansas Municipals Fund                         Eaton Vance National Municipals Fund
Eaton Vance California Municipals Fund                       Eaton Vance New Jersey Municipals Fund
Eaton Vance Colorado Municipals Fund                         Eaton Vance New York Municipals Fund
Eaton Vance Connecticut Municipals Fund                      Eaton Vance North Carolina Municipals Fund
Eaton Vance Florida Municipals Fund                          Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund                          Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund                         Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Louisiana Municipals Fund                        Eaton Vance Rhode Island Municipals Fund
Eaton Vance Maryland Municipals Fund                         Eaton Vance South Carolina Municipals Fund
Eaton Vance Massachusetts Municipals Fund                    Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund                         Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund                        Eaton Vance West Virginia Municipals Fund


                         Eaton Vance Municipals Trust II
                         -------------------------------

Eaton Vance Florida Insured Municipals Fund                    Eaton Vance High Yield Municipals Fund
Eaton Vance Hawaii Municipals Fund                             Eaton Vance Kansas Municipals Fund

                         Eaton Vance Mutual Funds Trust
                         ------------------------------

Eaton Vance Floating-Rate Fund                                      Eaton Vance Tax-Managed International Growth Fund
Eaton Vance Floating-Rate High Income Fund                          Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Government Obligations Fund                             Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
Eaton Vance High Income Fund                                        Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
Eaton Vance Strategic Income Fund                                   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
Eaton Vance Tax-Managed Equity Asset Allocation Fund                Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Growth Fund 1.1                             Eaton Vance Tax-Managed Value Fund
Eaton Vance Tax-Managed Growth Fund 1.2                             Eaton Vance Tax-Managed Young Shareholder Fund


                      Eaton Vance Special Investment Trust
                      ------------------------------------

Eaton Vance Balanced Fund                                         Eaton Vance Small-Cap Value Fund
Eaton Vance Emerging Markets Fund                                 Eaton Vance Special Equities Fund
Eaton Vance Greater India Fund                                    Eaton Vance U.S. Core Growth Fund
Eaton Vance Growth & Income Fund                                  Eaton Vance Utilities Fund
Eaton Vance Small-Cap Growth Fund


                        Eaton Vance Income Fund of Boston
                        ---------------------------------



                                      A-2